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                                                                    Exhibit 1.20


                                 AMENDMENT NO. 16 TO
                      AMENDED AND RESTATED DECLARATION OF TRUST
                          OF NICHOLAS-APPLEGATE MUTUAL FUNDS


    THIS AMENDMENT NO. 16, DATED AS OF AUGUST 15, 1997 (THIS "AMENDMENT"), AMENDS THE AMENDED AND RESTATED DECLARATION OF TRUST (THE "DECLARATION") OF NICHOLAS-APPLEGATE MUTUAL FUNDS (THE "TRUST"), A DELAWARE BUSINESS TRUST, MADE ON DECEMBER 17, 1992 BY THE TRUSTEES THERETO, AS HERETOFORE AMENDED.

    WHEREAS, THE TRUST HAS HERETOFORE BEEN FORMED AS A BUSINESS TRUST UNDER THE DELAWARE BUSINESS TRUST ACT (THE "DBTA");

    WHEREAS, THE TRUSTEES DESIRE TO AMEND THE DECLARATION AS OF THE EFFECTIVE DATE (AS HEREINAFTER DEFINED) IN ORDER TO PERMIT THE ISSUANCE OF CLASSES OF BENEFICIAL INTERESTS IN THE TRUST;

    NOW, THEREFORE, PURSUANT TO SECTION 9.3 OF THE DECLARATION THE TRUSTEES HEREBY AMEND THE DECLARATION AS FOLLOWS.

    SECTION 1. SECTION 6.1 OF THE DECLARATION IS HEREBY AMENDED BY ADDING NEW SUBSECTIONS (a) THROUGH (e) THERETO TO READ AS FOLLOWS:

    "(a) THE TRUSTEES SHALL HAVE THE POWER AND AUTHORITY, WITHOUT HOLDER APPROVAL, TO ISSUE INTERESTS IN ONE OR MORE SERIES FROM TIME TO TIME AS THEY DEEM NECESSARY OR DESIRABLE. EACH SERIES SHALL BE SEPARATE FROM ALL OTHER SERIES IN RESPECT OF THE ASSETS AND LIABILITIES ALLOCATED TO THAT SERIES AND SHALL REPRESENT A SEPARATE INVESTMENT PORTFOLIO OF THE TRUST. THE TRUSTEES SHALL HAVE EXCLUSIVE POWER WITHOUT THE REQUIREMENT OF HOLDER APPROVAL TO ESTABLISH AND DESIGNATE SUCH SEPARATE AND DISTINCT SERIES AND TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES AS BETWEEN THE INTERESTS OF THE SEPARATE SERIES AS TO RIGHT OF REDEMPTION, SPECIAL AND RELATIVE RIGHTS AS TO DIVIDENDS AND OTHER DISTRIBUTIONS AND ON LIQUIDATION, CONVERSION RIGHTS, AND CONDITIONS UNDER WHICH THE SERIES SHALL HAVE SEPARATE VOTING RIGHTS OR NO VOTING RIGHTS.

    (b) THE TRUSTEES MAY, WITHOUT HOLDER APPROVAL, DIVIDE INTERESTS OF ANY SERIES CREATED AFTER THE EFFECTIVE DATE INTO TWO OR MORE CLASSES, INTERESTS OF EACH SUCH CLASS HAVING SUCH PREFERENCES AND SPECIAL OR RELATIVE RIGHTS AND PRIVILEGES (INCLUDING CONVERSION RIGHTS, IF ANY) AS THE TRUSTEES MAY DETERMINE. THE FACT THAT A SERIES CREATED AFTER THE EFFECTIVE DATE SHALL HAVE BEEN INITIALLY ESTABLISHED AND DESIGNATED WITHOUT ANY SPECIFIC ESTABLISHMENT OR DESIGNATION OF CLASSES, SHALL NOT LIMIT THE AUTHORITY OF THE TRUSTEES TO DIVIDE A SERIES AND ESTABLISH AND DESIGNATE SEPARATE CLASSES THEREOF.


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    (c)  THE NUMBER OF INTERESTS AUTHORIZED SHALL BE UNLIMITED, AND THE
INTERESTS SO AUTHORIZED MAY BE REPRESENTED IN PART BY FRACTIONAL INTERESTS.
FROM TIME TO TIME, THE TRUSTEES MAY DIVIDE OR COMBINE THE INTERESTS OF ANY SERIES OR CLASS INTO A GREATER OR LESSER NUMBER WITHOUT THEREBY CHANGING THE PROPORTIONATE BENEFICIAL INTERESTS IN THE SERIES OR CLASS. THE TRUSTEES MAY ISSUE INTERESTS OF ANY SERIES OR CLASS THEREOF FOR SUCH CONSIDERATION AND ON SUCH TERMS AS THEY MAY DETERMINE (OR FOR NO CONSIDERATION IF PURSUANT TO AN INTEREST DIVIDEND OR SPLIT-UP), ALL WITHOUT ACTION OR APPROVAL OF THE HOLDERS. ALL INTERESTS WHEN SO ISSUED ON THE TERMS DETERMINED BY THE TRUSTEES SHALL BE FULLY PAID AND NON-ASSESSABLE. THE TRUSTEES MAY CLASSIFY OR RECLASSIFY ANY UNISSUED INTERESTS OR ANY INTERESTS PREVIOUSLY ISSUED AND REACQUIRED OF ANY SERIES OR CLASS THEREOF INTO ONE OR MORE SERIES OR CLASSES THEREOF THAT MAY BE ESTABLISHED AND DESIGNATED FROM TIME TO TIME. THE TRUSTEES MAY HOLD AS TREASURY INTERESTS, REISSUE FOR SUCH CONSIDERATION AND ON SUCH TERMS AS THEY MAY DETERMINE, OR CANCEL, AT THEIR DISCRETION FROM TIME TO TIME, ANY INTERESTS OF ANY SERIES OR CLASS THEREOF REACQUIRED BY THE TRUST.

    (d)  THE ESTABLISHMENT AND DESIGNATION OF ANY SERIES OF INTERESTS OTHER
THAN THOSE SET FORTH IN SECTION 8.8 BELOW SHALL BE EFFECTIVE UPON THE EXECUTION BY A MAJORITY OF THE THEN TRUSTEES OF AN INSTRUMENT SETTING FORTH SUCH ESTABLISHMENT AND DESIGNATION AND THE RELATIVE RIGHTS AND PREFERENCES OF SUCH SERIES TO THE EXTENT NOT OTHERWISE SET FORTH HEREIN, OR AS OTHERWISE PROVIDED IN SUCH INSTRUMENT. AT ANY TIME THAT THERE ARE NO INTERESTS OUTSTANDING OF ANY PARTICULAR SERIES PREVIOUSLY ESTABLISHED AND DESIGNATED, THE TRUSTEES MAY BY AN INSTRUMENT EXECUTED BY A MAJORITY OF THEIR NUMBER ABOLISH THAT SERIES AND THE ESTABLISHMENT AND DESIGNATION THEREOF. EACH INSTRUMENT REFERRED TO IN THIS PARAGRAPH SHALL HAVE THE STATUS OF AN AMENDMENT TO THIS DECLARATION.

    (e) THE DIVISION OF ANY SERIES INTO TWO OR MORE CLASSES AND THE ESTABLISHMENT AND DESIGNATION OF SUCH CLASSES SHALL BE EFFECTIVE UPON THE EXECUTION BY A MAJORITY OF THE THEN TRUSTEES OF AN INSTRUMENT SETTING FORTH SUCH DIVISION, AND THE ESTABLISHMENT, DESIGNATION, AND RELATIVE RIGHTS AND PREFERENCES OF SUCH CLASSES TO THE EXTENT NOT OTHERWISE SET FORTH HEREIN, OR AS OTHERWISE PROVIDED IN SUCH INSTRUMENT. THE RELATIVE RIGHTS AND PREFERENCES OF THE CLASSES OF ANY SERIES MAY DIFFER IN SUCH RESPECTS AS THE TRUSTEES MAY DETERMINE TO BE APPROPRIATE, PROVIDED THAT SUCH DIFFERENCES ARE SET FORTH IN THE AFOREMENTIONED INSTRUMENT. AT ANY TIME THAT THERE ARE NO INTERESTS OUTSTANDING OF ANY PARTICULAR CLASS PREVIOUSLY ESTABLISHED AND DESIGNATED, THE TRUSTEES MAY BY AN INSTRUMENT EXECUTED BY A MAJORITY OF THEIR NUMBER ABOLISH THAT CLASS AND THE ESTABLISHMENT AND DESIGNATION THEREOF. EACH INSTRUMENT REFERRED TO IN THIS PARAGRAPH SHALL HAVE THE STATUS OF AN AMENDMENT TO THIS DECLARATION."

    SECTION 2. SECTION 6.5 OF THE DECLARATION IS HEREBY AMENDED BY STRIKING SAID SECTION IN ITS ENTIRETY AND SUBSTITUTING IN LIEU THEREOF A NEW SECTION TO READ AS FOLLOWS:

    "6.5 NO PRE-EMPTIVE RIGHTS; DERIVATIVE SUITS. HOLDERS SHALL HAVE NO PRE-EMPTIVE OR OTHER RIGHT TO SUBSCRIBE TO ANY ADDITIONAL INTERESTS OR OTHER SECURITIES ISSUED BY THE TRUST. NO ACTION MAY BE BROUGHT BY A HOLDER ON BEHALF OF THE TRUST UNLESS HOLDERS OWNING NO LESS THAN 10% OF THE THEN OUTSTANDING INTERESTS, OR SERIES OR CLASS THEREOF, JOIN


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IN THE BRINGING OF SUCH ACTION.  A HOLDER OF INTERESTS IN A PARTICULAR SERIES
OR A PARTICULAR CLASS OF THE TRUST SHALL NOT BE ENTITLED TO PARTICIPATE IN A DERIVATIVE OR CLASS ACTION LAWSUIT ON BEHALF OF ANY OTHER SERIES OR ANY OTHER CLASS OR ON BEHALF OF THE HOLDERS OF INTERESTS IN ANY OTHER SERIES OR ANY OTHER CLASS OF THE TRUST."

    SECTION 3. ARTICLE VI OF THE DECLARATION IS HEREBY AMENDED BY ADDING NEW SECTIONS 6.7 THROUGH 6.12 THERETO TO READ AS FOLLOWS:

    "6.7 DIVIDENDS AND DISTRIBUTIONS. (a) DIVIDENDS AND DISTRIBUTIONS ON INTERESTS OF A PARTICULAR SERIES OR ANY CLASS THEREOF MAY BE PAID WITH SUCH FREQUENCY AS THE TRUSTEES MAY DETERMINE, WHICH MAY BE DAILY OR OTHERWISE, PURSUANT TO A STANDING RESOLUTION OR RESOLUTION ADOPTED ONLY ONCE OR WITH SUCH FREQUENCY AS THE TRUSTEES MAY DETERMINE, TO THE HOLDERS OF INTERESTS IN THAT SERIES OR CLASS, FROM SUCH OF THE INCOME AND CAPITAL GAINS, ACCRUED OR REALIZED, FROM THE TRUST PROPERTY BELONGING TO THAT SERIES, OR IN THE CASE OF A CLASS, BELONGING TO THAT SERIES AND ALLOCABLE TO THAT CLASS, AS THE TRUSTEES MAY DETERMINE, AFTER PROVIDING FOR ACTUAL AND ACCRUED LIABILITIES BELONGING TO THAT SERIES. ALL DIVIDENDS AND DISTRIBUTIONS ON INTERESTS IN A PARTICULAR SERIES OR CLASS THEREOF SHALL BE DISTRIBUTED PRO RATA TO THE HOLDERS OF INTERESTS IN THAT SERIES OR CLASS IN PROPORTION TO THE TOTAL OUTSTANDING INTERESTS IN THAT SERIES OR CLASS HELD BY SUCH HOLDERS AT THE DATE AND TIME OF RECORD ESTABLISHED FOR THE PAYMENT OF SUCH DIVIDENDS OR DISTRIBUTION, EXCEPT TO THE EXTENT OTHERWISE REQUIRED OR PERMITTED BY THE PREFERENCES AND SPECIAL OR RELATIVE RIGHTS AND PRIVILEGES OF ANY SERIES OR CLASS. SUCH DIVIDENDS AND DISTRIBUTIONS MAY BE MADE IN CASH OR INTERESTS OF THAT SERIES OR CLASS OR A COMBINATION THEREOF AS DETERMINED BY THE TRUSTEES OR PURSUANT TO ANY PROGRAM THAT THE TRUSTEES MAY HAVE IN EFFECT AT THE TIME FOR THE ELECTION BY EACH HOLDER OF THE MODE OF THE MAKING OF SUCH DIVIDEND OR DISTRIBUTION TO THAT HOLDER.

         (b) THE INTERESTS IN A SERIES OR A CLASS OF THE TRUST SHALL REPRESENT BENEFICIAL INTERESTS IN THE TRUST PROPERTY BELONGING TO SUCH SERIES OR IN THE CASE OF A CLASS, BELONGING TO SUCH SERIES AND ALLOCABLE TO SUCH CLASS. EACH HOLDER OF INTERESTS IN A SERIES OR A CLASS SHALL BE ENTITLED TO RECEIVE ITS PRO RATA SHARE OF DISTRIBUTIONS OF INCOME AND CAPITAL GAINS MADE WITH RESPECT TO SUCH SERIES OR SUCH CLASS. UPON REDUCTION OR WITHDRAWAL OF ITS INTERESTS OR INDEMNIFICATION FOR LIABILITIES INCURRED BY REASON OF BEING OR HAVING BEEN A HOLDER OF INTERESTS IN A SERIES OR A CLASS, SUCH HOLDER SHALL BE PAID SOLELY OUT OF THE FUNDS AND PROPERTY OF SUCH SERIES OR IN THE CASE OF A CLASS, THE FUNDS AND PROPERTY OF SUCH SERIES AND ALLOCABLE TO SUCH CLASS OF THE TRUST. UPON LIQUIDATION OR TERMINATION OF A SERIES OF THE TRUST, HOLDERS OF INTERESTS IN SUCH SERIES OR CLASS SHALL BE ENTITLED TO RECEIVE A PRO RATA SHARE OF THE TRUST PROPERTY BELONGING TO SUCH SERIES OR IN THE CASE OF A CLASS, BELONG TO SUCH SERIES AND ALLOCABLE TO SUCH CLASS.

    6.8 VOTING RIGHTS. NOTWITHSTANDING ANY OTHER PROVISION HEREOF, ON EACH MATTER SUBMITTED TO A VOTE OF THE HOLDERS, EACH HOLDER SHALL BE ENTITLED TO ONE VOTE FOR EACH WHOLE INTEREST STANDING IN HIS NAME ON THE BOOKS OF THE TRUST, AND EACH FRACTIONAL INTEREST SHALL BE ENTITLED TO A PROPORTIONATE FRACTIONAL VOTE, IRRESPECTIVE OF THE SERIES THEREOF OR CLASS THEREOF AND ALL INTERESTS OF ALL SERIES AND CLASSES THEREOF SHALL VOTE TOGETHER


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AS A SINGLE CLASS; PROVIDED, HOWEVER, THAT AS TO ANY MATTER (i) WITH RESPECT TO
WHICH A SEPARATE VOTE OF ONE OR MORE SERIES OR CLASSES THEREOF IS REQUIRED BY THE 1940 ACT OR THE PROVISIONS OF THE INSTRUMENT ESTABLISHING AND DESIGNATING THE SERIES OR CLASS, SUCH REQUIREMENTS AS TO A SEPARATE VOTE BY SUCH SERIES OR CLASS THEREOF SHALL APPLY IN LIEU OF ALL INTERESTS OF ALL SERIES AND CLASSES THEREOF VOTING TOGETHER; AND (ii) AS TO ANY MATTER WHICH AFFECTS ONLY THE INTERESTS OF ONE OR MORE PARTICULAR SERIES OR CLASSES THEREOF, ONLY THE HOLDERS OF THE ONE OR MORE AFFECTED SERIES OR CLASS SHALL BE ENTITLED TO VOTE, AND EACH SUCH SERIES OR CLASS SHALL VOTE AS A SEPARATE CLASS.

    6.9 EQUALITY. EXCEPT AS PROVIDED HEREIN OR IN THE INSTRUMENT DESIGNATING AND ESTABLISHING ANY CLASS OR SERIES, ALL INTERESTS OF EACH PARTICULAR SERIES OR CLASS THEREOF SHALL REPRESENT AN EQUAL PROPORTIONATE INTEREST IN THE ASSETS BELONGING TO THAT SERIES, OR IN THE CASE OF A CLASS, BELONGING TO THAT SERIES AND ALLOCABLE TO THAT CLASS, SUBJECT TO THE LIABILITIES BELONGING TO THAT SERIES, AND EACH INTEREST OF ANY PARTICULAR SERIES OR CLASS SHALL BE EQUAL TO EACH OTHER INTEREST OF THAT SERIES OR CLASS; BUT THE PROVISIONS OF THIS SENTENCE SHALL NOT RESTRICT ANY DISTINCTIONS PERMISSIBLE UNDER SECTION 6.7 THAT MAY EXIST WITH RESPECT TO DIVIDENDS AND DISTRIBUTIONS ON INTERESTS OF THE SAME SERIES OR CLASS. THE TRUSTEES MAY FROM TIME TO TIME DIVIDE OR COMBINE THE INTERESTS OF ANY PARTICULAR SERIES OR CLASS INTO A GREATER OR LESSER NUMBER OF INTERESTS OF THAT SERIES OR CLASS WITHOUT THEREBY CHANGING THE PROPORTIONATE BENEFICIAL INTEREST IN THE ASSETS BELONGING TO THAT SERIES OR IN ANY WAY AFFECTING THE RIGHTS OR INTERESTS OF ANY OTHER SERIES OR CLASS.

    6.10 FRACTIONS. ANY FRACTIONAL INTEREST OF ANY SERIES OR CLASS, IF ANY SUCH FRACTIONAL INTEREST IS OUTSTANDING, SHALL CARRY PROPORTIONATELY ALL THE RIGHTS AND OBLIGATIONS OF A WHOLE INTEREST OF THAT SERIES OR CLASSES, INCLUDING RIGHTS AND OBLIGATIONS WITH RESPECT TO VOTING, RECEIPT OF DIVIDENDS AND DISTRIBUTIONS, REDEMPTION OF INTERESTS, AND LIQUIDATION OF THE TRUST.

    6.11 CLASS DIFFERENCES. SUBJECT TO SECTION 6.1, THE RELATIVE RIGHTS AND PREFERENCES OF THE CLASSES OF ANY SERIES MAY DIFFER IN SUCH OTHER RESPECTS AS THE TRUSTEES MAY DETERMINE TO BE APPROPRIATE IN THEIR SOLE DISCRETION, PROVIDED THAT SUCH DIFFERENCES ARE SET FORTH IN THE INSTRUMENT ESTABLISHING AND DESIGNATING SUCH CLASSES AND EXECUTED BY A MAJORITY OF THE TRUSTEES.

    6.12 CONVERSION OF INTERESTS. SUBJECT TO COMPLIANCE WITH THE REQUIREMENTS OF THE 1940 ACT, THE TRUSTEES SHALL HAVE THE AUTHORITY TO PROVIDE THAT HOLDERS OF INTERESTS OF ANY SERIES SHALL HAVE THE RIGHT TO CONVERT SAID INTERESTS INTO ONE OR MORE OTHER SERIES IN ACCORDANCE WITH SUCH REQUIREMENTS AND PROCEDURES AS MAY BE ESTABLISHED BY THE TRUSTEES. THE TRUSTEES SHALL ALSO HAVE THE AUTHORITY TO PROVIDE THAT HOLDERS OF INTERESTS OF ANY CLASS OF A PARTICULAR SERIES SHALL HAVE THE RIGHT TO CONVERT SAID INTERESTS INTO ONE OR MORE OTHER CLASSES OF THAT PARTICULAR SERIES OR ANY OTHER SERIES IN ACCORDANCE WITH SUCH REQUIREMENTS AND PROCEDURES AS MAY BE ESTABLISHED BY THE TRUSTEES."

    SECTION 4. SECTION 8.1 OF THE DECLARATION IS HEREBY AMENDED BY STRIKING SAID SECTION IN ITS ENTIRETY AND SUBSTITUTING IN LIEU THEREOF A NEW SECTION TO READ AS FOLLOWS:


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    "8.1 MEETINGS OF HOLDERS.  MEETINGS OF THE HOLDERS MAY BE CALLED AT ANY
TIME BY A MAJORITY OF THE TRUSTEES AND SHALL BE CALLED BY ANY TRUSTEE UPON WRITTEN REQUEST OF HOLDERS HOLDING, IN THE AGGREGATE, NOT LESS THAN 10% OF THE INTERESTS, SUCH REQUEST SPECIFYING THE PURPOSE OR PURPOSES FOR WHICH SUCH MEETING IS TO BE CALLED. ANY SUCH MEETING SHALL BE HELD WITHIN OR WITHOUT THE STATE OF DELAWARE ON SUCH DAY AND AT SUCH TIME AS THE TRUSTEES SHALL DESIGNATE. HOLDERS OF ONE-THIRD OF THE INTERESTS IN THE TRUST (OR CLASS OR SERIES THEREOF), PRESENT IN PERSON OR BY PROXY, SHALL CONSTITUTE A QUORUM FOR THE TRANSACTION OF ANY BUSINESS, EXCEPT AS MAY OTHERWISE BE REQUIRED BY THE 1940 ACT OR OTHER APPLICABLE LAW OR BY THIS DECLARATION OR THE BY-LAWS OF THE TRUST. IF A QUORUM IS PRESENT AT A MEETING, AN AFFIRMATIVE VOTE BY THE HOLDERS PRESENT, IN PERSON OR BY PROXY, HOLDING MORE THAN 50% OF THE INTERESTS (OR CLASS OR SERIES THEREOF) OF THE HOLDERS PRESENT, EITHER IN PERSON OR BY PROXY, AT SUCH MEETING CONSTITUTES THE ACTION OF THE HOLDERS, UNLESS THE 1940 ACT, OTHER APPLICABLE LAW, THIS DECLARATION OR THE BY-LAWS OF THE TRUST REQUIRE A GREATER NUMBER OF AFFIRMATIVE VOTES. NOTWITHSTANDING THE FOREGOING, THE AFFIRMATIVE VOTE BY THE HOLDERS PRESENT, IN PERSON OR BY PROXY, HOLDING LESS THAN 50% OF THE INTERESTS (OR CLASS OR SERIES THEREOF) OF THE HOLDERS PRESENT, IN PERSON OR BY PROXY, AT SUCH MEETING SHALL BE SUFFICIENT FOR ADJOURNMENTS. ANY MEETING OF HOLDERS, WHETHER OR NOT A QUORUM IS PRESENT, MAY BE ADJOURNED FOR ANY LAWFUL PURPOSE PROVIDED THAT NO MEETING SHALL BE ADJOURNED FOR MORE THAT SIX MONTHS BEYOND THE ORIGINALLY SCHEDULED MEETING DATE."

    SECTION 5. SECTION 8.3 OF THE DECLARATION IS HEREBY AMENDED BY ADDING A NEW SENTENCE AT THE END OF SAID SECTION TO READ AS FOLLOWS:

    "IF THE TRUSTEES SHALL DIVIDE ANY SERIES INTO TWO OR MORE CLASSES IN ACCORDANCE WITH SECTION 6.1 HEREIN, NOTHING IN THIS SECTION 8.3 SHALL BE CONSTRUED AS PRECLUDING THE TRUSTEES FROM SETTING DIFFERENT RECORD DATES FOR DIFFERENT CLASSES."

    SECTION 6. SECTION 8.8 OF THE DECLARATION IS HEREBY AMENDED BY ADDING A NEW SENTENCE AT THE BEGINNING OF SAID SECTION TO READ AS FOLLOWS:

    "THE TRUSTEES MAY ESTABLISH AND DESIGNATE SERIES OF INTERESTS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.1 HEREOF."

    SECTION 7. SECTION 8.8 OF THE DECLARATION IS HEREBY AMENDED BY STRIKING SUBSECTIONS (c), (d), (e), (f), (h) AND (i) THERETO IN THEIR ENTIRETY AND BY REDESIGNATING SUBSECTION (g) THERETO AS SUBSECTION (c).

    SECTION 8. THIS AMENDMENT AND THE RIGHTS OF ALL PARTIES AND THE VALIDITY AND CONSTRUCTION OF EVERY PROVISION HEREOF SHALL BE SUBJECT TO AND CONSTRUED ACCORDING TO THE DBTA AND THE LAWS OF THE STATE OF DELAWARE.

    SECTION 9. THIS AMENDMENT MAY BE SIMULTANEOUSLY EXECUTED IN SEVERAL COUNTERPARTS, EACH OF WHICH SHALL BE DEEMED TO BE AN ORIGINAL, AND SUCH COUNTERPARTS, TOGETHER, SHALL CONSTITUTE ONE AND THE SAME INSTRUMENT, WHICH SHALL BE SUFFICIENTLY EVIDENCED BY ANY SUCH ORIGINAL COUNTERPART.


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    SECTION 10.    THE PROVISIONS OF THIS AMENDMENT ARE SEVERABLE, AND IF THE
TRUSTEES SHALL DETERMINE, WITH THE ADVICE OF COUNSEL, THAT ANY OF SUCH PROVISIONS IS IN CONFLICT WITH THE 1940 ACT, THE DBTA, OR WITH OTHER APPLICABLE LAWS AND REGULATIONS, THE CONFLICTING PROVISIONS SHALL BE DEEMED NEVER TO HAVE CONSTITUTED A PART OF THIS AMENDMENT; PROVIDED, HOWEVER, THAT SUCH DETERMINATION SHALL NOT AFFECT ANY OF THE REMAINING PROVISIONS OF THIS AMENDMENT OR RENDER INVALID OR IMPROPER ANY ACTION TAKEN OR OMITTED PRIOR TO SUCH DETERMINATION. IF ANY PROVISION OF THIS AMENDMENT SHALL BE HELD INVALID OR UNENFORCEABLE IN ANY JURISDICTION, SUCH INVALIDITY OR UNENFORCEABILITY SHALL ATTACH ONLY TO SUCH PROVISION IN SUCH JURISDICTION AND SHALL NOT IN ANY MANNER AFFECT SUCH PROVISION IN ANY OTHER JURISDICTION OR ANY OTHER PROVISION OF THIS AMENDMENT IN ANY JURISDICTION.

    SECTION 11. HEADINGS ARE PLACED HEREIN FOR CONVENIENCE OF REFERENCE ONLY AND SHALL NOT BE TAKEN AS A PART HEREOF OR CONTROL OR AFFECT THE MEANING, CONSTRUCTION OR EFFECT OF THIS AMENDMENT. WHENEVER THE SINGULAR NUMBER IS USED HEREIN, THE SAME SHALL INCLUDE THE PLURAL; AND THE NEUTER, MASCULINE AND FEMININE GENDERS SHALL INCLUDE EACH OTHER, AS APPLICABLE.

    SECTION 12. THIS AMENDMENT SHALL BE EFFECTIVE AS OF AUGUST 1, 1997 (THE "EFFECTIVE DATE") UPON THE EXECUTION HEREOF BY A MAJORITY OF THE TRUSTEES OF THE TRUST.

    IN WITNESS WHEREOF, THE UNDERSIGNED HAVE CAUSED THIS AMENDMENT TO BE EXECUTED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.


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